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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2000

RURAL CELLULAR CORPORATION

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-27416 (Commission File Number)	41-1693295 (IRS Employer Identification No.)
3905 Dakota Street S.W., Alexandria, Minnesota (Address of Principal Executive Offices)	56308 (Zip Code)

Registrant's Telephone Number, Including Area Code (320) 762-2000

Former Name or Former Address, if Changed Since Last Report

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press release dated November 6, 2000.

  99.2
  Prepared script of 3rd quarter 2000 earnings teleconference commentary, November 7, 2000.

Item 9.  Regulation FD Disclosure.

    Rural Cellular Corporation ("RCC") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 and 99.2 to this report. Exhibit 99.1 is RCC's 3rd quarter 2000 financial press release issued on November 6, 2000. Exhibit 99.2 is a script of RCC's prepared teleconference commentary from the webcast earnings conference call held on November 7, 2000, 8:00 AM CST.

    Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RURAL CELLULAR CORPORATION
By:	/s/ RICHARD P. EKSTRAND Richard P. Ekstrand President and Chief Executive Officer

Date: November 7, 2000

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure.
SIGNATURES